Operating Leases - Supplemental consolidated balance sheet information (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Operating Leases
Right-of-use assets	$ 9,736	$ 22,181
Operating lease liabilities-current	3,850	5,697
Operating lease liabilities-non-current	5,292	16,048
Total lease liabilities	$ 9,142	$ 21,745
Weighted-average remaining lease term, operating leases	2 years 8 months 23 days	3 years 9 months 21 days
Weighted-average discount rate, operating lease	4.75%	4.75%